WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC
401 SOUTH TRYON STREET
5TH FLOOR
MAC D1050-052
CHARLOTTE, NC 28202

 October 13, 2011
Dear Member:

On behalf of the Board of Managers (the “Board” and each member, a “Manager”) of Wells Fargo Multi-Strategy 100 Fund I, LLC and Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (the “100 I Funds”), Wells Fargo Multi-Strategy 100 Fund A, LLC and Wells Fargo Multi-Strategy 100 TEI Fund A, LLC (the “100 A Funds” and collectively with the 100 I Funds, the “Feeder Funds”) and Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund” and collectively with the Feeder Funds, the “Funds”), each a closed-end management investment company registered under the Investment Company Act of 1940, as amended, it is my pleasure to invite you to attend a Special Meeting (the “Meeting”) of Members of the Funds (“Members”). The Meeting will be held at 9:30 a.m. (Eastern Time) on November 17, 2011, at the offices of Alternative Strategies Group, Inc., 401 South Tryon Street, 5th Floor, Dollar Room, Charlotte, NC 28202.  The formal notice of the Meeting and related materials are enclosed.

At the Meeting, Members will vote on six proposals relating to reorganizing the Feeder Funds and the Master Fund.  After the reorganization, the Feeder Funds and Master Fund will be combined into a single fund.  In addition, the Master Fund will be advised by Alternative Strategies Group, Inc. and sub-advised by Mesirow Advanced Strategies, Inc.  In more detail, the proposals are as follows:  (1) election of seven nominees proposed by the Board to serve as Managers of the Funds; (2) approval of an investment advisory agreement pursuant to which Alternative Strategies Group, Inc. would replace Wells Fargo Alternative Asset Management, LLC as investment adviser to the Master Fund; (3) approval of an investment sub-advisory agreement pursuant to which Mesirow Advanced Strategies, Inc. would be appointed as sub-adviser to the Master Fund; (4) approval of an Amended and Restated Limited Liability Company Agreement for the Master Fund that would result in a change in the tax status of the Master Fund from a partnership to a regulated investment company (i.e. corporation) relying on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the creation of two classes of Master Fund shares and certain changes to the Master Fund’s repurchase procedures; (5) approval of a Plan of Reorganization that would result in the liquidation of the Feeder Funds and the distribution of Master Fund shares to Members, resulting in a single fund with a multiple class structure (the “Reorganization”); and (6) approval of two fundamental investment policies for the Funds.  The Board unanimously recommends that you vote “FOR” each of the six proposals.

Below is a summary of the Reorganization, which is described in more detail in the enclosed Proxy Statement:

●
Currently, the Funds are part of a master-feeder structure consisting of five different funds, including the four Feeder Funds which invest into the Master Fund.  All of the Funds have identical objectives and policies.  The Reorganization would consolidate the master-feeder structure into a single fund with multiple share classes and is expected to result in reduced operating expenses that should benefit all Members of the Funds.

●
In order to effectuate the Reorganization, each of the Feeder Funds would be liquidated and terminated.  As a result, Master Fund interests would be distributed to Members of the Feeder Funds in liquidation.  Consequently, Members of the Feeder Funds will become Members of the Master Fund.  The Master Fund will have two classes of shares, Class I Shares and Class A

Shares. Members of the 100 I Funds will receive Class I Shares in the Master Fund, and Members of the 100 A Funds will receive Class A Shares of the Master Fund.

●
Each Member will receive Master Fund shares having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their interests in the appropriate Feeder Fund.

●
Consummation of the Reorganization is subject to the approval of the Members of each of the Funds.  The Board of Managers of each of the Funds has approved the Reorganization and believes that consummation of the Reorganization, in conjunction with the other proposals, would be in the best interests of the Members for the following principal reasons:

●	The appointment of Mesirow Advanced Strategies, Inc. will add portfolio management expertise at no additional cost to investors.

●	Conversion from a partnership for tax purposes to a regulated investment company will simplify Members’ tax returns by providing Members with a Form 1099 instead of Schedule K-1.

●	Reorganizing the Funds into a single new fund is expected to reduce operating expenses.

●	You will not incur any sales loads or other transaction charges as a result of the Reorganization.

The enclosed Proxy Statement, which you should read carefully, provides you with information about the proposals and solicits your proxy to be voted on the proposals at the Meeting.

You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on October 7, 2011. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling (704) 383-1484. If you do not intend to attend the Meeting, you can vote by sending your proxy card to Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735, by calling (888) 221-0697, or by visiting www.proxyweb.com.  Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.  If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card by mail, by calling (888) 221-0697 or by visiting www.proxyweb.com.

Please feel free to call us at (704) 383-1484 if you have any questions regarding voting procedures.

IT IS IMPORTANT THAT YOUR VOTE BE REPRESENTED. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY MAIL, CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD, OR  VISIT THE WEBSITE, WWW.PROXYWEB.COM.

Thank you for your confidence and support.

Very truly yours,

/s/  Adam Taback
Name:    Adam Taback
Title:      President
Wells Fargo Multi-Strategy 100 Fund I, LLC
Wells Fargo Multi-Strategy 100 TEI Fund I, LLC
Wells Fargo Multi-Strategy 100 Fund A, LLC
Wells Fargo Multi-Strategy 100 TEI Fund A, LLC
Wells Fargo Multi-Strategy 100 Master Fund I, LLC

WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC
401 SOUTH TRYON STREET
5TH FLOOR
MAC D1050-052
CHARLOTTE, NC 28202

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON NOVEMBER 17, 2011

To Members:

A Special Meeting of Members (“Members”) of Wells Fargo Multi-Strategy 100 Fund I, LLC, Wells Fargo Multi-Strategy 100 TEI Fund I, LLC, Wells Fargo Multi-Strategy 100 Fund A, LLC, Wells Fargo Multi-Strategy 100 TEI Fund A, LLC and Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund” and collectively with the aforementioned funds, the “Funds”) will be held on November 17, 2011, at 9:30 a.m. (Eastern Time) at the offices of Alternative Strategies Group, Inc., 401 South Tryon Street, 5th Floor, Dollar Room, Charlotte, NC 28202 (the “Meeting”).

The Meeting is called for the following purposes:

(1)	to elect seven nominees proposed to serve as Managers of the Funds’ Board of Managers;

(2)	to approve an investment advisory agreement pursuant to which Alternative Strategies Group, Inc. would replace Wells Fargo Alternative Asset Management, LLC as investment adviser to the Master Fund;

(3)	to approve an investment sub-advisory agreement pursuant to which Mesirow Advanced Strategies, Inc. would be appointed as sub-adviser to the Master Fund;

(4)
to approve an Amended and Restated Limited Liability Company Agreement for the Master Fund that would result in a change in the tax status of the Master Fund from a partnership to a regulated investment company relying on Subchapter M of the Internal Revenue Code of 1986, as amended, the creation of two classes of Master Fund shares and certain changes to the Master Fund’s repurchase procedures;

(5)	to reorganize the Funds’ master-feeder investment structure into a single fund with a multi-class share investment structure;

(6)	to approve two fundamental investment policies for the Master Fund; and

(7)	to transact such other business as may properly come before the Meeting.

These proposals are discussed in greater detail in the accompanying proxy statement.

You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on October 7, 2011. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling (704) 383-1484. Members who do not expect to attend the Meeting are urged to vote by mailing their proxy card to Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735, by calling (888) 221-0697, or by visiting www.proxyweb.com.   Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “FOR” each of the above-referenced proposals, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

Each Fund will furnish, without charge, copies of its most recent annual report to Members upon request. To request a copy, please call (866) 440-7460 or write to the Fund at Wells Fargo, Alternative Strategies Administration, 200 Berkeley Street, 18th Floor, MAC J9201-189, Boston, MA 02116. You may also view or obtain these documents, including the proxy statement and proxy card, from the Securities and Exchange Commission (the “SEC”) (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

If you have any questions, please call the Fund at (704) 383-1484.

By Order of the
Board of Managers

EACH MEMBER’S VOTE IS IMPORTANT. THE MEETING MAY BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUNDS WILL CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO OBTAIN A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUNDS TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE BY MAILING YOUR PROXY CARD, CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD, OR VISITING THE WEBSITE, WWW.PROXYWEB.COM. PLEASE SEE YOUR PROXY CARD FOR ADDITIONAL INSTRUCTIONS ON HOW TO VOTE.

WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC
401 SOUTH TRYON STREET
5th FLOOR
MAC D1050-052
CHARLOTTE, NC 28202

SPECIAL MEETING OF MEMBERS
TO BE HELD ON NOVEMBER 17, 2011

--------------------------------------------------------------------------------
PROXY STATEMENT
--------------------------------------------------------------------------------

This Proxy Statement is being furnished to members (“Members”) of Wells Fargo Multi-Strategy 100 Fund I, LLC and Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (together, the “100 I Feeder Funds”), Wells Fargo Multi-Strategy 100 Fund A, LLC and Wells Fargo Multi-Strategy 100 TEI Fund A, LLC (together, the “100 A Feeder Funds” and collectively with the 100 I Feeder Funds, the “Feeder Funds”) and Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund” and collectively with the Feeder Funds, the “Funds”) by the Board of Managers of the Funds (the “Board” and each individual member, a “Manager”). Each of the Funds is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board is requesting your proxy for use at a Special Meeting of Members (the “Meeting”) to be held at the offices of Alternative Strategies Group, Inc., 401 South Tryon Street, 5th Floor, Dollar Room, Charlotte, NC 28202, on November 17, 2011 at 9:30 a.m. (Eastern Time).  Your proxy may also be voted at any adjournment of the Meeting.

In addition to soliciting proxies by mail, officers of Wells Fargo Alternative Asset Management, LLC, the Master Fund’s investment adviser (“WFAAM”), and personnel of WFAAM’s affiliates may solicit proxies by telephone or in person, without special compensation. The fees and expenses and other costs associated with the solicitation of proxies (including third party solicitation services), preparation of the Proxy Statement and of the Meeting, are being paid by the Master Fund.  The Master Fund expects to pay approximately $3,000 in fees and expenses to the third party solicitor.

At the Meeting, Members will vote (1) to elect seven nominees proposed to serve as Managers on the Funds’ Board (“Proposal 1”); (2) to approve an investment advisory agreement pursuant to which Alternative Strategies Group, Inc. (“ASGI”) would become the investment adviser to the Master Fund in place of WFAAM (“Proposal 2”); (3) to approve an investment sub-advisory agreement pursuant to which Mesirow Advanced Strategies, Inc. (“Mesirow” or the “Sub-Adviser”) would be appointed as sub-adviser to the Master Fund (“Proposal 3”); (4) to approve an Amended and Restated Limited Liability Company Agreement for the Master Fund that would result in a change in the tax status of the Master Fund from a partnership to a regulated investment company relying on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the creation of two classes of Master Fund shares and certain changes to the Master Fund’s repurchase procedures (“Proposal 4”); (5) to reorganize the Funds’ master-feeder investment structure to a single fund with a multi-class share investment structure (the “Reorganization”) (“Proposal 5”); and (6) to approve two fundamental investment policies for the Master Fund (“Proposal 6”).

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. IF NO INSTRUCTIONS ARE MARKED, PROXIES WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Members who execute proxies retain the right to revoke them in person at the

Meeting or by written notice received by the Fund at any time before they are voted. A Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See “Voting Information - Revocation of Proxies and Abstentions.”

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See “Voting Information - Adjournments.”

The close of business on October 7, 2011 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment thereof.

Members are entitled to vote in proportion to their capital account balances as of the Record Date. As of the close of business on October 1, 2011, the estimated aggregate net asset value of all Members of each Fund was:

Fund	Net Asset Value
Wells Fargo Multi-Strategy 100 Fund I, LLC	$116,294,907.90
Wells Fargo Multi-Strategy 100 TEI Fund I, LLC	$39,904,251.67
Wells Fargo Multi-Strategy 100 Fund A, LLC	$5,089,933.36
Wells Fargo Multi-Strategy 100 TEI Fund A, LLC	$5,375,265.05
Wells Fargo Multi-Strategy 100 Master Fund I, LLC	$166,594,348.45

This Proxy Statement is first being mailed to Members on or about October 14, 2011.

Copies of each Fund’s most recent annual report are available upon request, without charge, by calling (866) 440-7460 or by writing to the Fund at Wells Fargo, Alternative Strategies Administration, 200 Berkeley Street, 18th Floor, MAC J9201-189, Boston, MA 02116. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

To the knowledge of the Funds, the following are the only persons who owned of record or beneficially, five percent or more of a Fund’s interests, as of October 1, 2011:

NAME AND ADDRESS OF OWNER	FUND IN WHICH INTERESTS ARE HELD	AMOUNT OF OUTSTANDING INTERESTS	PERCENTAGE OF OUTSTANDING INTERESTS
Wells Fargo Multi- Strategy 100 Fund I, LLC 333 Market Street 29th Floor San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Master Fund I, LLC	$ 116,294,907.90	69.82%
Wells Fargo Multi- Strategy 100 TEI Fund I, LLC 333 Market Street 29th Floor San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Master Fund I, LLC	$39,904,251.67	23.98%
WBNA Agent for J.D. Robinson RES TUW c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Fund I, LLC	$7,670,349.21	6.60%
Elisabeth K. Harris Foundation Trust c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 TEI Fund I, LLC	$2,018,015.62	5.06%
Maybelle C. Macdonald Fund c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 TEI Fund I, LLC	$2,848,841.15	7.14%
WFB FBO School Sisters Of Notre Dame c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 TEI Fund I, LLC	$3,737,874.64	9.37%
Wells Fargo Alternative Asset Management, LLC 333 Market Street 29th Floor San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Fund A, LLC	$2,392,921.75	47.01%
James McClellan c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Fund A, LLC	$306,323.07	6.02%
Gale Hargroves Trust c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 Fund A, LLC	$306,323.07	6.02%
Wells Fargo Alternative Asset Management, LLC 333 Market Street 29th Floor San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 TEI Fund A, LLC	$2,389,036.75	44.45%
Robert C Nuss MD IRA c/o Wells Fargo Bank, N.A. 333 Market Street San Francisco, CA 94105	Wells Fargo Multi- Strategy 100 TEI Fund A, LLC	$292,214.18	5.44%
As of October 1, 2011, the Managers and officers of the Funds as a group beneficially owned less than 1% of the outstanding interests.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON NOVEMBER 17, 2011.

The following materials and information relating to this Proxy Statement are available at www.sec.gov: (i) the Proxy Statement (including all exhibits) and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of the Fund's Annual Report to Members for the fiscal year ended January 31, 2011.

TABLE OF CONTENTS

I.	PROPOSALS FOR MEMBER APPROVAL	9

	PROPOSAL 1	9

	PROPOSAL 2	19

	PROPOSAL 3	25

	PROPOSAL 4	30

	PROPOSAL 5	35

	PROPOSAL 6	42

II.	VOTING INFORMATION	44

III.	OTHER MATTERS AND ADDITIONAL INFORMATION	45

I.           PROPOSALS FOR MEMBER APPROVAL

PROPOSAL 1

ELECTION OF MANAGERS

At the Meeting, Members will vote on a proposal to elect seven persons nominated by the Board to serve as Managers.  The purpose of this proposal is to increase the number of “independent” Board members from two to six and to cause each Fund to have the same Board members as the other registered funds managed by ASGI.  The nominees are:  James Dean, James Dunn, Stephen Golding, James Hille, Jonathan Hook, Dennis Schmal and Adam Taback (collectively, the “Nominees”).  All of the Nominees other than Mr. Taback are not “interested persons,” as defined by the 1940 Act, of the Funds (“Independent Nominees”).  Tim Holmes and Messrs. Schmal and Taback comprise the current Board of the Funds.  Messrs. Holmes and Schmal are not “interested persons” as defined by the 1940 Act (the “Independent Managers”), and each was elected to this position by the Members of the Funds and has served in that capacity since each Fund’s inception.  Mr. Holmes has determined not to stand for election and will cease to serve as a Manager effective upon the election of the Nominees at the Meeting.  Mr. Taback is an “interested person” of the Funds by virtue of his serving as president of the Master Fund’s current investment adviser, WFAAM.  Mr. Taback also serves as president of ASGI, a WFAAM affiliate and the entity that is proposed to replace WFAAM as the Master Fund’s investment adviser.  Mr. Taback was appointed to his position as Manager by Messrs. Schmal and Holmes.  All of the Nominees currently serve as members of the boards of managers/trustees of certain funds that are advised by ASGI.  If elected, the Independent Nominees would each be an Independent Manager of the Funds.

The provisions of the 1940 Act require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members.  As stated above, Mr. Taback, the only interested Manager on the Board, was appointed to his position by the two Independent Managers, consistent with the 1940 Act provisions.  As a result, in order for the Independent Nominees to serve as Managers, they are required to be elected by Members.  The re-election of Mr. Taback is being sought to help avoid the need to call a special meeting to elect additional Managers in the future (and thus save the related costs of such a meeting).  In addition, notwithstanding that Mr. Schmal was previously elected by Members, his re-election is being sought for consistency with the industry best practice of electing the entire Board at the same time as new Managers are elected.

The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the seven Nominees named above.  The Nominees each have consented to stand for election and to serve if elected.  If elected, a Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction.  If any Nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

Information regarding the Nominees, including brief biographical information, is set forth below.  The business address of each person listed below is 401 South Tryon Street, 5th Floor, Charlotte, NC 28202.

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Managers (3)	Other Directorships Held During the Last 5 Years
Adam Taback* Age: 40	Manager, President	Since 2011	President, Wells Fargo Alternative Asset Management, Inc., since 2011; President, Alternative Strategies Group, Inc., since 2001; President, Alternative Strategies Brokerage Services, Inc., since 2010.	8
Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

Dennis Schmal Age: 64	Manager, Audit Committee Chairperson	Since 2008	Self-employed; Board Director and Consultant.	8
Director of Grail Advisors ETF Trust (5 Funds) 2009-2011, Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, since 2004; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

James Dean Age: 55	Nominee	N/A	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	3
Member of the Board of Trustees, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dunn Age:38	Nominee	N/A	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009	3
Member of the Board of Trustees, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of the Board of Managers,  ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

Stephen Golding Age: 62	Nominee	N/A	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	3
Member of the Board of Trustees, ASGI Agility Income Fund, since 2010; Member of the Board of Managers,  ASGI Aurora Opportunities Fund, LLC, since 2010; Member of the Board of Managers,  ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Trustee, Washington College, since 2003.

James Hille Age: 49	Nominee	N/A	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	3
Member of the Board of Trustees, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of the Board of Managers,  ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Trustee, Employees Retirement System of Fort Worth, from 2007 to 2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Board Member, Investment Advisory Committee of Employees Retirement System of Texas, since 2011.

Jonathan Hook Age: 53	Nominee	N/A	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	3
Member of the Board of Trustees, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

* Indicates an interested Manager.

(1) As of September 1, 2011.

(2) Each Manager and, if elected, each Nominee serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members owning at least two-thirds of the outstanding interests of the relevant Fund.

(3) The “Fund Complex” is currently comprised of eight closed end investment companies.  In the event the Reorganization is approved (see Proposal 5), there will be a single fund along with three existing ASGI funds in the Fund Complex.

Set forth below are the names and certain biographical information for the Funds’ officers, as reported by them to the Fund.

Name and Age(1)	Position(s) With the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Yukari Nakano Age: 59	Chief Operating Officer	Since March 15, 2011	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.
Michael Roman Age: 31	Treasurer	Since March 15, 2011
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Doretta Dunegan Age: 54	Chief Compliance Officer, Secretary	Since August 1, 2008
Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  since 2005; Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

(1) As of September 1, 2011.

(2) Each officer serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Nominee Qualifications

Adam Taback.  Through his experience as a senior executive of financial organizations, Mr. Taback contributes his experience in the investment management industry to the Board.  Mr. Taback serves as the Chairman of the Board.

Dennis Schmal.  Through his experience as a senior officer of and board member of financial and other organizations, Mr. Schmal contributes his management and oversight experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

James Dean.  Through his experience as an executive of foundations and business educational institutions, Mr. Dean would contribute his experience in business management to the Board.

James Dunn.  Through his experience as a senior executive of a financial services organization, a chief investment officer of a large university and a member of various investment industry organizations, Mr. Dunn would contribute his experience in the investment and financial services industry to the Board.

Stephen Golding. Through his experience as a senior executive officer in financial administration, Mr. Golding would contribute his experience in the investment industry to the Board.

James Hille.  Through his experience as a senior executive of financial organizations, his experience working with public pension and endowment funds, and his experience as chief investment officer of a large university, Mr. Hille would contribute his experience in the investment management industry to the Board.

Jonathan Hook. Through his experience as chief investment officer of large endowment funds and a large university, Mr. Hook would contribute his experience in the investment management industry to the Board.

Board Meetings and Committees

The Board formed an Audit Committee composed of the Independent Managers. The functions of the Audit Committee are overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Funds’ independent accountants and the Board.  The Chairperson of the Audit Committee, Dennis Schmal, receives $3,000 in connection with serving in such position. In the event Stephen Golding is elected as an Independent Manager, Mr. Golding will replace Mr. Schmal as the Chairperson of the Audit Committee but will not receive any additional compensation for serving in such capacity through December 31, 2011.  Effective January 1, 2012, the Audit Committee Chairperson will receive, in the aggregate, $5,000 in additional compensation allocated pro rata among the Master Fund and the three registered funds for which ASGI currently serves as investment adviser.  The

Board has adopted a written charter for the Audit Committee. The Funds do not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

The Board has formed a Nominating and Compensation Committee composed of the Independent Managers.  The Nominating and Compensation Committee is responsible for nominating candidates for election or appointment as Independent Managers and undertaking such other duties as shall be required of the Nominating and Compensation Committee from time to time by the Board. The Nominating and Compensation Committee will consider nominees recommended by Members provided such recommendations are provided with reasonable advance written notice to the Chairperson.  The Chairperson of the Nominating and Compensation Committee, Tim Holmes, receives no additional compensation in connection with serving in such position.  In the event James Hille is elected as an Independent Manager, Mr. Hille will replace Mr. Holmes as the Chairperson of the Nominating and Compensation Committee.  The Board has adopted a written charter for the Nominating and Compensation Committee.  The Funds do not provide the Nominating and Compensation Committee charter on a website, but a copy of the Nominating and Compensation Committee charter is attached to this Proxy Statement as Exhibit B.  The Nominating and Compensation Committee charter does not set forth any specific qualifications required to serve as an Independent Manager, but does set forth certain factors that the Nominating and Compensation Committee may take into account when evaluating a potential candidate.  Such factors include (but need not be limited to):  (1) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Manager of the Funds; (2) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Manager; (3) the contribution which the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (4) the character and integrity of the person; and (5) desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Board.  The Nominating and Compensation Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Manager.  While the Nominating and Compensation Committee has not adopted a specific policy on diversity or a particular definition of diversity, the charter provides that “[i]n seeking out potential nominees and in nominating persons to serve as Managers of the Funds, the Nominating and Compensation Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Manager.”  The Nominees were recommended by ASGI and approved by the Nominating and Compensation Committee.

The Board has formed a Valuation Committee composed of all of the Managers. The Valuation Committee is responsible for: (i) periodically reviewing the procedures for valuing securities, as applicable, and making any recommendations with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board, as applicable, in connection therewith (whether such information is provided only to the Valuation Committee or to the Valuation Committee and the Board simultaneously). The Chairperson of the Valuation Committee, Mr. Holmes, receives no additional compensation in connection with serving in such position.  In the event Stephen Golding is elected as an Independent Manager, Mr. Golding will replace Mr. Holmes as the Chairperson of the Valuation Committee.  The Board has adopted a written charter for the Valuation Committee. The Funds do not provide the Valuation Committee charter on a website, but a copy of the Valuation Committee charter is attached to this Proxy Statement as Exhibit C.

During the most recent fiscal year of the Funds, which ended on January 31, 2011, the Board held 5 regular meetings, the Audit Committee of the Board held 4 meetings, the Valuation Committee of the Board held one meeting and the Nominating and Compensation Committee of the Board did not meet. Each Manager serving during that period attended 100% of the total number of meetings of the Board and, as applicable, of the Audit Committee and Valuation Committee of the Board, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year).

Report of the Audit Committee of the Funds

In discharging its duties, during the 2011 fiscal year, the Audit Committee has met with and held discussions with Fund management and with the Funds’ independent registered public accounting firm, KPMG LLP

(“KPMG”). KPMG has represented that the Funds’ financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).  KPMG provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, COMMUNICATION WITH AUDIT COMMITTEES CONCERNING INDEPENDENCE, and the Audit Committee discussed with representatives of KPMG their firm's independence with respect to the Funds.

Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Funds’ financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are, in fact, "independent."

Based on the Audit Committee's review and discussions of the audited financial statements of the Funds for the fiscal year ended January 31, 2011 with Fund management and KPMG, the Audit Committee approved the inclusion of the audited financial statements of the Funds for the fiscal year ended January 31, 2011 in each Fund's Annual Report.

Current Audit Committee of the Funds

Dennis Schmal
Timothy Holmes

In the event the Independent Nominees are elected to the Board, all of such Independent Nominees will become members of the Audit Committee.  In the event Stephen Golding is elected as an Independent Manager, he will replace Dennis Schmal as Chairperson of the Audit Committee.

Manager Compensation

The following table sets forth certain information regarding the compensation received by the Managers for the fiscal year ended January 31, 2011 from the Fund Complex. No compensation is paid by the Funds to Managers who are “interested persons,” as defined by the 1940 Act, of the Funds.

Name of Manager	Aggregate Compensation from the Master Fund and the Feeder Funds	Total Compensation from the Fund Complex (1)
Daniel Rauchle*	$0	$0
Adam Taback*	$0	$0
Dennis Schmal	$23,500	$23,500

Timothy Holmes	$21,000	$21,000

* Adam Taback replaced Daniel Rauchle as the sole Interested Manager upon Mr. Taback’s appointment to the Board at the March 15, 2011 meeting of the Board.

(1)  The “Fund Complex” is currently comprised of eight closed-end investment companies.  In the event the Reorganization is approved (see Proposal 5), there will be a single fund along with three existing ASGI funds in the Fund Complex.

Each current Independent Manager receives from the Funds, in the aggregate, a retainer fee at the annual rate of $14,000. Each Independent Manager also receives a fee of $2,000 per Board meeting.  Effective January 1, 2012 each of the Independent Managers (including any Independent Nominees that are elected) will receive a retainer fee at the annual rate of $20,000, in the aggregate, of which the Funds and each of the ASGI-advised registered funds will pay their pro rata share.  Independent Managers are reimbursed by the Funds for their travel and out-of-pocket expenses related to meetings for the Funds’ Board. The Managers do not receive any pension or retirement benefits from the Funds. The officers of the Funds do not receive any additional compensation from the Funds.

Nominee Equity Ownership

As of September 30, 2011, Adam Taback beneficially owns $0 in interest in the Funds and approximately $50,193 in shares of ASGI Agility Income Fund, a fund within the same family of investment companies as the Funds.  None of the other Nominees owns any interests in the Funds or in funds within the same family of investment companies as the Funds.

As of January 31, 2011, none of the Independent Nominees, nor the immediate family members of the Independent Nominees, beneficially owned or owned of record securities of WFAAM, ASGI, Mesirow or Alternative Strategies Brokerage Services, Inc., which serves as the Funds’ placement agent (the “Placement Agent”), or of any persons directly or indirectly controlling, controlled by or under common control with the such entities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of a Fund’s Interests, WFAAM (as adviser) and executive officers of a Fund (“Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of a Fund’s securities. The Funds believe that each of the Reporting Persons who was a Reporting Person during the fiscal year ended January 31, 2011 has complied with applicable filing requirements.

Investment Adviser, Placement Agent and Administrator

WFAAM is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act or 1940, as amended (the “1940 Act”). WFAAM serves as the manager or investment adviser to registered investment companies and private investment funds, and may, in the future, serve as an investment adviser of other registered investment companies and private investment funds. The offices of WFAAM are located at 333 Market Street, 29th Floor, MAC A0119-021, San Francisco, California 94105, and its telephone number is (415) 371-4000.  As discussed above, it is proposed that ASGI will replace WFAAM as the Master Fund’s investment adviser.  Similar information regarding ASGI may be found below in Proposal 2.

Alternative Strategies Brokerage Services, Inc., serves as the Placement Agent. The offices of the Placement Agent are located at 401 South Tryon Street, 5th Floor, MAC D1050-052, Charlotte, NC 28202.

BNY Mellon Investment Servicing (US) Inc. (the "Administrator") provides certain administrative services to the Funds. The offices of the Administrator are located at 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The selection of KPMG as the independent registered public accounting firm (“Independent Auditors”) of the Funds for the fiscal year ending January 31, 2012 was approved by the Audit Committee of the Funds, and the selection of KPMG was unanimously ratified by the Board, including the separate vote of all of the Independent Managers, at meetings of the Audit Committee and the Board held on March 15, 2011. KPMG, with offices at 1601 Market Street, Philadelphia, PA 19103-2499, has served in such capacity since 2008.

Since the Funds comply with the provisions of Rule 32a-4 under the 1940 Act, it is not required to submit the selection of its independent registered public accounting firm to Members for ratification.

Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,000 for 2010 and $74,000 for 2011.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

The Audit Committee has the power to pre-approve the performance by the Funds’ principal accountant of audit-related services, including internal control-related services, where such services are reasonably related to the performance of the audit or review of the Funds’ financial statements and/or the Funds’ internal control over financial reporting that are traditionally performed by the Independent Auditors.

The Audit Committee also has the power to pre-approve the performance by the Independent Auditors of any non-audit service, including tax services, for the Funds, if such service is not a prohibited service under Section 201 of the Sarbanes-Oxley Act of 2002, and such pre-approval shall be required before any such service may be performed for the Funds.  The Audit Committee shall timely advise the principal executive officer and principal financial officer of the Funds (or whoever is responsible for preparing and filing the Funds’ reports under the 1934 Act, as required by the 1940 Act) of the approval of such non-audit service and shall direct that such service be disclosed in such reports.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning are $0 for 2010 and $0 for 2011.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services described above are $0 for 2010 and $0 for 2011.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the Funds, and rendered to WFAAM, the Master Fund’s investment adviser, and any entity controlling, controlled by, or under common control with WFAAM that provides ongoing services to the Funds for each of the last two fiscal years of the Funds was $0 for 2010 and $0 for 2011.

Required Vote and Managers’ Recommendation

Election of each Nominee requires an affirmative vote of a plurality of the votes cast at the Meeting.  Members of each Fund will vote to elect the Nominees and each Fund will vote its interest in the Master Fund proportionately for and against the election of each Nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

Additional Information

If one or more Nominees are elected, such Nominees would serve as Managers of each Fund for which the requisite vote is achieved.

PROPOSAL 2

APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH
ALTERNATIVE STRATEGIES GROUP, INC.

Background

Currently, WFAAM serves as investment adviser to the Master Fund pursuant to an Investment Advisory Agreement, dated July 31, 2008, between WFAAM and the Master Fund (the “Existing Advisory Agreement”).  WFAAM is a Delaware limited liability company, is registered as an investment adviser under the Advisers Act, and is located at 333 Market St., 29th Floor, MAC A0119-021, San Francisco, California 94105.  ASGI is an affiliate of WFAAM. ASGI is a direct wholly-owned subsidiary of Wells Fargo & Company and WFAAM is an indirect wholly-owned subsidiary of Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104.  ASGI is a North Carolina corporation, is registered as an investment adviser under the Advisers Act and is located at 401 South Tryon Street, 5th Floor, MAC D1050-052,  Charlotte, North Carolina 28202.  As explained in more detail below, the Members are being asked to approve a new investment advisory agreement between ASGI and the Master Fund (the “Proposed Advisory Agreement”).

ASGI and WFAAM have essentially the same officers, managers and employees. WFAAM and ASGI are planning a consolidation of a substantial portion of WFAAM’s business operations into those of ASGI.  It is proposed that ASGI replace WFAAM as investment adviser of the Master Fund, however, the replacement of WFAAM with ASGI will not alter or affect the team currently advising the Master Fund.  Specifically, Adam Taback is the president of WFAAM and the Funds and is responsible for WFAAM’s business operations and management of the Funds.  Mr. Taback also serves as president of ASGI.  Additionally, several other ASGI employees are dual employees of WFAAM and currently serve the Funds.  Like WFAAM, ASGI sponsors and serves as investment adviser to a number of unregistered and registered funds of hedge funds.  All of ASGI’s funds are sub-advised, meaning that ASGI hires third party investment advisers to manage day-to-day the assets of the funds, and ASGI, among other things, performs due diligence on, supervises and monitors the performance of the sub-advisers and the funds so subadvised.

The table below sets forth the names, addresses and principal occupations of the principal executive officer of ASGI and of each member of ASGI’s Board of Directors:

Name	Address	Principal Occupation
Adam Taback	401 South Tryon Street, 5th Floor, Charlotte, NC 28202	Mr. Taback is the President and Director of ASGI
Britta Patterson	401 South Tryon Street, 5th Floor, Charlotte, NC 28202	Ms. Patterson is the Chief Administrative Officer and Director of ASGI
Dean Junkans	90 South 7th Street, 11th Floor, Minneapolis, MN 55402	Mr. Junkans is the Chief Investment Officer of Wealth Management for Wells Fargo Bank, N.A. and Director of ASGI

The Existing Advisory Agreement with WFAAM would terminate in connection with the approval of the Proposed Advisory Agreement with ASGI.  Under the Proposed Advisory Agreement, ASGI will have responsibility for providing all of the services that WFAAM currently provides to the Master Fund as well as for the day-to-day portfolio management of the Master Fund’s investment portfolio unless, pursuant to Proposal 3, Mesirow becomes sub-adviser.  A form of the Proposed Advisory Agreement is attached to this proxy statement as Exhibit D.  Additionally, a chart summarizing the material differences between the Existing and Proposed Advisory Agreements is attached to this proxy statement as Exhibit E.

AS DISCUSSED ABOVE, THE TRANSACTION IS NOT EXPECTED TO RESULT IN ANY CHANGES TO THE ADVISER’S PERSONNEL RESPONSIBLE FOR PROVIDING ADVISORY SERVICES TO THE MASTER FUND OR ANY CHANGES TO THE LEVEL OF FEES FOR PROVIDING SUCH SERVICES TO THE MASTER FUND.

The Existing and Proposed Advisory Agreements

WFAAM has served as investment adviser to the Master Fund since the Master Fund’s commencement in 2008.  The Existing Advisory Agreement was originally approved by the Board at meetings held on July 17, 2008 and after its initial term, the Existing Advisory Agreement was continued in effect annually by action of the Board on June 15, 2010 and June 21, 2011.  The Existing Advisory Agreement was approved by organizational members of the Master Fund on July 17, 2008.

The key terms of the Existing and Proposed Advisory Agreements are described generally below.

Advisory Services.

Under the terms of the Existing Advisory Agreement, WFAAM is responsible for developing, implementing and supervising the Master Fund’s continuous investment program in a manner consistent with the investment objective and policies of the Master Fund and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities.

Under the terms of the Proposed Advisory Agreement, ASGI would have substantially similar responsibilities as WFAAM.  In addition, the Proposed Advisory Agreement provides ASGI with the authority to delegate day-to-day management of the Master Fund’s portfolio to a sub-adviser, and, subject to the direction and control of the Board, ASGI would be responsible for monitoring any sub-adviser.  As described above and in more detail below in Proposal 3, the Board has approved, and ASGI intends to hire, Mesirow as sub-adviser, subject to a vote of the Members.  Under the Proposed Advisory Agreement, ASGI (and not the Master Fund) will be responsible for paying the fees of any sub-adviser.

Advisory Fee.

The advisory fee paid by the Master Fund is not changing.  Under the terms of the Existing Advisory Agreement, the Master Fund pays WFAAM each month an advisory fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Master Fund interests, determined as of the last Business Day of that month (before any repurchases of Master Fund interests).  “Business Day” means a day on which banks are ordinarily open for normal banking business in New York and Bermuda or such other day or days as the Board may determine in its sole and absolute discretion.

Under the terms of the Proposed Advisory Agreement, the Master Fund will pay ASGI an advisory fee equal to an annual rate of 1.25% of the Master Fund’s net asset value. Such advisory fee will be accrued monthly based on the Master Fund’s month-end net asset value and such accrued amounts will be paid quarterly within 45 days after the end of each calendar quarter.

WFAAM received $1,893,285 in advisory fees from the Master Fund for the last fiscal year.

Liability and Indemnification.

The liability and indemnification provisions under the Existing and Proposed Advisory Agreements are substantially similar.  Under the terms of the Existing Advisory and Proposed Advisory Agreements, in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of WFAAM or ASGI, as applicable, in performance of its obligations and duties thereunder, (b) reckless disregard by WFAAM or ASGI, as applicable, of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), WFAAM or ASGI, as applicable, is not subject to any liability whatsoever to the Master Fund, or to any Member thereof for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with any investment, adoption of any investment policy, or the purchase, holding, retention or sale of any security on behalf of the Master Fund.

Effective Date and Term.

The Existing Advisory Agreement was initially approved by the Master Fund Board (including a majority of the Master Fund Board’s Independent Managers), at a meeting held in person on July 17, 2008, and was continued in effect annually by action of the Board on June 15, 2010 and June 21, 2011.

The Proposed Advisory Agreement will become effective for a period of two years upon approval by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund.  After the initial two-year period, the Proposed Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.

The termination provisions are the same.  Each of the Existing Advisory and Proposed Advisory Agreements is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board; by vote of a majority of the outstanding voting securities of the Master Fund, as applicable (that is, the lesser of 50% of the outstanding voting securities or 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Master Fund, as applicable, are present or represented by proxy); or by WFAAM or ASGI, as applicable.  Each of the Existing Advisory and Proposed Advisory Agreements

also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Principal Difference Between the Existing and Proposed Advisory Agreements.

The principal difference between the Existing and Proposed Advisory Agreements is that, based on Board approval, ASGI (under the Proposed Advisory Agreement) intends to appoint a sub-adviser at ASGI’s expense to advise ASGI in the management of the Master Fund if the Proposed Advisor Agreement and Proposal 3 are approved by Members at the Meeting.

Board Consideration of the Proposed Advisory Agreement

The Proposed Advisory Agreement was considered by the Board at an in-person meeting held on September 20, 2011.  At the meeting, the Board reviewed information relating to ASGI, including materials relating to ASGI's business, personnel and financial resources, and met with and asked questions of senior management of ASGI.  The Board also reviewed the terms of the Proposed Advisory Agreement.  After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board, at its meeting held on September 20, 2011, unanimously approved the Proposed Advisory Agreement.  To become effective for the Master Fund, the Proposed Advisory Agreement must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.

In making its determination to approve the Proposed Advisory Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Proposed Advisory Agreement and the ability of ASGI to provide services to the Master Fund of the same scope and quality as are now provided by WFAAM.  The Board, including the Independent Managers of the Funds, reviewed materials furnished by ASGI, including information regarding ASGI and its personnel, operations and financial condition.  At its meeting, the Board also met with representatives of ASGI’s management, which, as described above, is largely the same as the management personnel of WFAAM, and discussed various matters relating to the operations of the Master Fund and ASGI’s plans with respect to the Master Fund.    Representatives of ASGI addressed questions regarding the experience and qualifications of ASGI and its ability to provide the full range of services required for the operations of the Master Fund.  These representatives stated that the personnel currently responsible for overseeing the day-to-day management of the investment portfolio of the Master Fund will maintain such responsibilities following the effective date of the transaction.  The representatives also stated that ASGI’s model with respect to its other funds typically involves the retention of a sub-adviser, and that ASGI intends to take that same approach with respect to the Master Fund, subject to the approval of the Board and the Members.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers) unanimously approved the Proposed Advisory Agreement.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Proposed Advisory Agreement.  The Board determined, in approving the Proposed Advisory Agreement, that the Proposed Advisory Agreement will enable the Master Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.  No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the Proposed Advisory Agreement.

Specifically, the Board considered the following:

●	The proposed fees and anticipated expenses of the Master Fund and similarly situated funds;

●	Information on a relevant peer group of similarly situated funds;

●	The economic outlook and the general investment outlook in the relevant financial markets;

●	ASGI’s financial condition, resources and experience, as well as that of certain of its affiliates;

●	Arrangements regarding the distribution of the Master Fund’s shares;

●	The procedures used to determine the fair value of the Master Fund’s assets;

●	ASGI’s anticipated management of the relationship with the Master Fund’s administrator, custodian, independent registered public accounting firm, proposed sub-adviser, and other service providers;

●	The resources devoted to ASGI’s compliance efforts undertaken on behalf of registered funds, or other assets, it manages;

●	The quality, nature, cost and character of the administrative and other non-investment management services provided by ASGI and its affiliates;

●	Investment management staffing; and

●	Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the Proposed Advisory Agreement. The Board also considered the proposed fees to be charged under the Proposed Advisory Agreement, and reviewed comparative fee and performance data provided by ASGI.  The Board also considered that ASGI would pay for the fees of any sub-adviser to the Master Fund.

Nature, extent and quality of services to be provided by ASGI.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by ASGI to the Master Fund under the Proposed Advisory Agreement, including the supervision and monitoring of the sub-adviser and the sub-adviser’s selection of underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by ASGI, including, among other things, providing to the Master Fund office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of ASGI who would provide the investment advisory and administrative services to the Master Fund. The Board determined that ASGI’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account ASGI’s compliance policies and procedures, including the procedures used to determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

The Board reviewed the proposed Advisory Fee and anticipated total expense ratio of the Master Fund. The Board compared the proposed Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by ASGI comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the proposed fees payable to ASGI were comparable to the fees payable to the advisers of other similarly situated funds. The Board concluded that the Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Investment performance of the Master Fund and ASGI.  In connection with the evaluation of the services to be provided by ASGI, the Board generally reviewed the performance of ASGI with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that ASGI’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that ASGI’s performance was primarily for unregistered funds with strategies somewhat different from those of the Master Fund or with respect to sub-advised funds.

Economies of scale.  The Board considered the Advisory Fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, and the fact that the Master Fund is not registered for public sale, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time or during the renewal period.

Anticipated profitability of ASGI and its affiliates.  The Board considered that as the Proposed Advisory Agreement was a new contract, ASGI’s profitability could not be determined.  The Board considered and reviewed information concerning the projected costs to be incurred and projected profits to be realized by ASGI and its affiliates based on its relationship with the Master Fund.  The Board also considered that any sub-advisory fee would be paid by ASGI and not by the Master Fund.  Based on the review of the information it received, the Board concluded that the anticipated profits to be earned, if any, by ASGI and its affiliates, were reasonable.

Fees charged to other clients.  The Board reviewed ASGI’s fees charged to all of its other clients and considered the Advisory Fee to be reasonable.

Anticipated portfolio turnover. Currently, WFAAM invests the Master Fund’s assets in varying funds that are sub-trust portfolios of a Bermuda unit trust (the “Umbrella Trust”).  As part of the Reorganization and subject to the approval of the proposals set forth herein, the Master Fund’s assets would likely be withdrawn in part or wholly from funds that are part of the Umbrella Trust and reinvested in additional and new underlying funds, which can be expected to cause the Master Fund to realize tax gains and losses.  However, the Board concluded that allowing ASGI and Mesirow (see Proposal 3) to select from investments in addition to those offered by the Umbrella Trust would expand investment flexibility and would better serve portfolio management of the Master Fund on behalf of Members in the long run.

Other Arrangements with WFAAM and WFAAM Affiliates

WFAAM also receives an Investor Servicing Fee of 0.75% of the net assets of the 100 A Feeder Funds.  For the 100 A Feeder Funds’ most recent fiscal year, WFAAM received, in the aggregate, $23,840 in Investor Services Fees. WFAAM paid such fees to Wells Fargo Advisors, LLC (“WFA”), an affiliate of both WFAAM and ASGI, which serves as a sub-placement agent for the Funds. WFA also receives a placement fee on subscriptions it has obtained in the amount of 2.00% on the first $500,000 subscribed for in the Feeder Funds, 1.00% on the next $500,000 subscribed for in the Feeder Funds, and 0.50% on any amount over $1,000,000 subscribed for in the Feeder Funds.  For the Feeder Funds’ most recent fiscal year, WFA received $93,989 in placement fees.

Alternative Strategies Brokerage Services, Inc. (“ASBSI”), an affiliate of both WFAAM and ASGI, serves as wholesaling and placement agent to the Feeder Funds. Wells Fargo Advisors Financial Network, LLC, an affiliate of both WFAAM and ASGI, serves as a sub-placement agent for the Funds.

Required Vote and Managers’ Recommendation

Approval of the Proposed Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests of the Master Fund or (2) 67% or more of the outstanding interests in the Master Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Master Fund are represented at the meeting.  Members of each Fund will vote to approve the Proposed Advisory Agreement and each Feeder Fund will vote its interest in the Master Fund proportionately for and against approval of the Proposed Advisory Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED ADVISORY AGREEMENT.

Additional Information

The approval of the Sub-Advisory Agreement is conditioned upon the approval of the Proposed Advisory Agreement.  In the event Proposal 5 (the Plan of Reorganization) is not approved by Members of the Funds, but the Proposed Advisory Agreement is approved by Members, ASGI would serve as the investment adviser of the Master Fund and each Feeder Fund would continue to operate in the current master-feeder structure.

PROPOSAL 3

APPROVAL OF SUB-ADVISORY AGREEMENT WITH
MESIROW ADVANCED STRATEGIES, INC.

Background

A substantial portion of the business operations of WFAAM are in the process of being consolidated with those of ASGI.  In the interest of keeping in line with its business model of managing sub-advised funds, ASGI decided to seek out a third party adviser to serve as investment sub-adviser to the Master Fund.  Currently there is no sub-adviser to the Master Fund.  ASGI has been actively searching to identify such a sub-adviser, and, after an extensive search, ASGI has determined Mesirow to be a highly suitable sub-adviser for the Master Fund.  ASGI currently has a relationship with Mesirow in that Mesirow serves in an advisory capacity to a fund-of-funds into which two of ASGI’s unregistered funds invest.  Although ASGI monitors Mesirow’s performance and operations in connection with that relationship, ASGI recently performed extensive due diligence on Mesirow, including a thorough assessment of its investment, risk management, legal and operational processes to ensure Mesirow continues to meet the high standards expected by ASGI of its sub-advisers.

Mesirow is an Illinois corporation with its principal place of business in 353 N. Clark Street, Chicago, Illinois 60654.  Mesirow is a direct wholly-owned subsidiary of Mesirow Financial Holdings, Inc. (“MFHI”), 353 N. Clark Street, Chicago, Illinois 60654, a financial services holding company that is owned almost entirely by current senior employees of subsidiaries of MFHI, including senior employees of Mesirow.  Mesirow is registered with the SEC as an investment adviser and with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor.  As of August 31, 2011, Mesirow managed approximately $13.98 billion on a discretionary basis and approximately $350 million on a non-discretionary basis.

Mesirow offers advisory services to investors seeking multi-manager, alternative investment solutions.  Mesirow has offered these advisory services since 1990.  Mesirow offers broadly-diversified multi-strategy investment products that are intended to have low to moderate volatility as well as low to moderate correlation with the broad equity and fixed income markets.  Mesirow also offers more concentrated investment products that have a narrow strategy focus (e.g., hedged equity, event driven, credit, relative value, macro and commodity, and short selling strategies).  Currently, Mesirow advises and operates approximately 30 commingled and single-investor investment funds offered to third-party investors and several master funds through which certain of those commingled and single-investor investment funds invest.  In addition, Mesirow advises several managed accounts for third-party investors.

The table below sets forth the names, addresses and principal occupations of the principal executive officers of Mesirow and of each member of Mesirow's Board of Directors:

Name	Address	Principal Occupation
Carolyn Marie Burke	353 N. Clark Street Chicago, Il 60654	Ms. Burke is a Managing Director and the Chief Financial Officer of Mesirow
Greg Tyler Fedorinchik	353 N. Clark Street Chicago, Il 60654	Mr. Fedorinchik is a Senior Managing Director of Mesirow and the Head of Mesirow’s Global Client Relationship Team
Steven Patrick Farmer	353 N. Clark Street Chicago, Il 60654	Mr. Farmer is a Senior Vice-President and the Chief Compliance Officer of Mesirow
Karl James Frey	353 N. Clark Street Chicago, Il 60654	Mr. Frey is a Senior Managing Director of Mesirow

Martin Barry Kaplan	353 N. Clark Street Chicago, Il 60654	Mr. Kaplan is a Senior Managing Director and the Chief Executive Officer of Mesirow
Mark Christopher Kulpins	353 N. Clark Street Chicago, Il 60654	Mr. Kulpins is a Managing Director and the Director of Manager Research of Mesirow
Thomas Macina	353 N. Clark Street Chicago, Il 60654	Mr. Macina is a Senior Managing Director and the President of Mesirow
Gregory John Robbins	353 N. Clark Street Chicago, Il 60654	Mr. Robbins is a Senior Managing Director and the General Counsel of Mesirow
Howard Marc Rossman	353 N. Clark Street Chicago, Il 60654	Mr. Rossman is Mesirow’s Chairman
Eric Dean Siegel	353 N. Clark Street Chicago, Il 60654	Mr. Siegel is a Senior Managing Director of Mesirow and the Head of Mesirow’s Operational Due Diligence Team
Stephen Carl Vogt, Ph.D	353 N. Clark Street Chicago, Il 60654	Mr. Vogt is a Senior Managing Director and the Chief Investment Officer of Mesirow
Dennis B. Black	353 N. Clark Street Chicago, Il 60654	Mr. Black is a Director of Mesirow and the General Counsel of MFHI
Kristie Paula Paskvan	353 N. Clark Street Chicago, Il 60654	Ms. Paskvan is a Director of Mesirow and the Chief Financial Officer of MFHI
Richard Scott Price	353 N. Clark Street Chicago, Il 60654	Mr. Price is a Director of Mesirow and the Chairman and Chief Executive Officer of MFHI

ASGI and Mesirow have agreed to the terms of a sub-advisory agreement among ASGI, the Master Fund and Mesirow, which was approved by the Board (as described in more detail below), and is now subject to the approval of the Members (the “Sub-Advisory Agreement”).  A form of the Sub-Advisory Agreement is attached to this proxy statement as Exhibit F.

The Sub-Advisory Agreement

The key terms of the Sub-Advisory Agreement are described generally below.

Sub-Advisory Services

The Sub-Adviser will be responsible for formulating and implementing a continuous investment program for the Master Fund’s assets in accordance with the investment objective and policies of the Master Fund.  The Sub-Adviser is authorized to vote or direct the voting of proxies with respect to issuers of securities held by the Master Fund; however, the Sub-Adviser is also authorized to waive such voting rights.  With respect to the portfolio management of the Master Fund, the Sub-Adviser will also be responsible for, among other things:

●	researching, identifying, monitoring and evaluating potential underlying funds and/or other securities for investment by the Master Fund;

●	assisting in fair valuations of Master Fund holdings;

●	monitoring, evaluating and meeting with managers of underlying funds in which the Master Fund is invested; and

●	assessing the performance of underlying funds held by the Master Fund.

The Sub-Adviser has additional obligations under the Sub-Advisory Agreement, including but not limited to transaction and compliance reporting, recordkeeping and negotiating, in conjunction with ASGI, certain agreements on behalf of the Master Fund.  For further information on these and other duties and obligations of Mesirow under the Sub-Advisory Agreement, please refer to the form of such agreement attached hereto as Exhibit F.

Sub-Advisory Fee

Under the terms of the Sub-Advisory Agreement, ASGI will pay the Sub-Adviser a monthly sub-advisory fee equal to 0.0520833% (i.e., 0.625% per annum) of the Master Fund’s month-end net asset value (the “Sub-Advisory Fee”).  Such Sub-Advisory Fee will be accrued monthly and paid quarterly within 45 days after the end of each calendar quarter.  The Sub-Advisory Fee is paid to the Sub-Adviser by ASGI out of the Advisory Fee ASGI would receive from the Master Fund under the Proposed Advisory Agreement.  The Sub-Advisory Fee will not be a direct expense of the Master Fund.

Liability and Indemnification

Under the terms of the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser’s obligations or duties, the Sub-Adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses resulting from the Sub-Adviser’s management of the Master Fund’s assets.  Additionally, the Master Fund and ASGI will indemnify the Sub-Adviser for any losses arising from the Sub-Adviser’s provision of services to the Master Fund except in the event of willful misfeasance, bad faith, gross negligence or reckless disregard by the Sub-Adviser.  The Sub-Adviser also will not be responsible for, and will be indemnified by the Master Fund and ASGI from, any liability arising from the period prior to the effectiveness of the Sub-Advisory Agreement.

Effective Date and Term

The Sub-Advisory Agreement will become effective for a period of two years upon approval by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund.  After the initial two-year period, the Sub-Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination

The Sub-Advisory Agreement may be terminated at any time by the Board or by a vote of a majority of the Master Fund’s outstanding securities upon 60 days prior written notice to the Sub-Adviser.  The Sub-Advisory Agreement will terminate immediately in the event of its “assignment” (as defined under the 1940 Act) or in the event that the Advisory Agreement between the Master Fund and ASGI is terminated.  For additional details regarding termination of the Sub-Advisory Agreement, please refer to Exhibit F.

Board Consideration of the Sub-Advisory Agreement

The Sub-Advisory Agreement was considered by the Board at an in-person meeting held on September 20, 2011.  At the meeting, the Board reviewed information relating to Mesirow, including materials relating to Mesirow’s business, personnel and financial resources, prior experience managing similar funds, performance in managing similar funds, and met with and asked questions of senior management of Mesirow.  The Board also reviewed the terms of the Sub-Advisory Agreement.  After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board, at its meeting held on September 20, 2011, unanimously approved the Sub-Advisory Agreement.  To become effective for the Master Fund, the Sub-Advisory Agreement must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.

In making their determination to approve the Sub-Advisory Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement and the ability of Mesirow to provide to the Master Fund the services described in the Sub-Advisory Agreement.  The Board, including the Independent Managers of the Funds, reviewed materials furnished by Mesirow, including information regarding Mesirow and its personnel, prior experience managing similar funds, performance in managing similar funds, operations and financial condition.  At its meeting, the Board also met with representatives of Mesirow’s management, and discussed various matters relating to the operations of the Master Fund and Mesirow’s plans with respect to the Master Fund.    Representatives of Mesirow addressed questions regarding the experience and qualifications of Mesirow and its ability to provide the full range of services required under the Sub-Advisory Agreement.  Mesirow’s representatives stated that the fund-of-funds structure of the Master Fund is similar to other products Mesirow manages, and that Mesirow is confident in its ability to manage the Master Fund’s portfolio.  The Board also considered that the Master Fund might cease to operate as a partnership and might commence operations as a regulated investment company (“RIC”) if Proposal 4 is approved.  Therefore, the Board evaluated Mesirow’s plans and preparedness to manage the Master Fund as a RIC.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers) unanimously approved the Sub-Advisory Agreement.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Sub-Advisory Agreement.  The Board determined, in approving the Sub-Advisory Agreement, that the Sub-Advisory Agreement will enable the Master Fund to obtain high quality investment advisory services at a cost that is reasonable and which will be paid by ASGI out of the Advisory Fee and not out of Master Fund assets.  No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the Sub-Advisory Agreement.

Specifically, the Board considered the following:

●	The proposed advisory fees (including sub-advisory fees) and anticipated expenses of the Master Fund and similarly situated funds;

●	Information on a relevant peer group of similarly situated funds;

●	The economic outlook and the general investment outlook in the relevant financial markets;

●	Mesirow’s financial condition, resources and experience;

●	The procedures used to determine the fair value of the Master Fund’s assets;

●	Mesirow’s anticipated management of the relationship with ASGI, the Master Fund’s administrator, custodian, independent registered public accounting firm, and other service providers;

●	The resources devoted to Mesirow’s compliance efforts;

●	The quality, nature, cost and character of any administrative and other non-investment management services provided by Mesirow;

●	Investment management staffing; and

●	Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the Sub-Advisory Agreement. The Board also considered the proposed fees to be paid by ASGI under the Sub-Advisory Agreement, and reviewed comparative fee and performance data provided by Mesirow.

Nature, extent and quality of services to be provided by Mesirow.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Mesirow to the Master Fund under the Sub-Advisory Agreement, including the Sub-Adviser’s selection of underlying funds, evaluation of operations risk exposure of underlying funds and reputation and experience of underlying funds’ managers, management of short-term cash, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Mesirow who would provide the portfolio management services to the Master Fund. The Board determined that Mesirow’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Mesirow’s compliance policies and procedures, including the procedures used to help determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed sub-advisory services was satisfactory.

The Board reviewed the performance of other similarly situated funds based on information provided by Mesirow.  The Board reviewed the proposed advisory fee rates (out of which the Sub-Advisory Fee would be paid) and anticipated total expense ratio of the Master Fund. The Board compared the proposed Sub-Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by Mesirow comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the Sub-Advisory Fee was comparable or lower to the fees payable to the sub-advisers of other similarly situated funds. The Board concluded that the Sub-Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.  The Board also took note of the fact that the Sub-Advisory Fee was the product of negotiations between ASGI and Mesirow on an arm’s length basis.  The Board noted that ASGI considered other sub-advisers in addition to Mesirow, discussed such options with the Board, and that Mesirow was proposed through a competitive process.

Investment performance of Mesirow.  In connection with the evaluation of the services to be provided by Mesirow, the Board generally reviewed the performance of Mesirow with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that Mesirow’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that Mesirow’s performance was exclusively for unregistered funds and accounts with strategies somewhat different from those of the Master Fund.

Economies of scale.  The Board considered the Sub-Advisory Fee of 0.625% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated profitability of Mesirow.  The Board considered that as the Sub-Advisory Agreement was a new contract, Mesirow’s profitability could not be determined.  However, the Board considered that the Sub-Advisory fee would be paid by ASGI from the Advisory Fee, and was the product of arm’s length bargaining.

Anticipated portfolio turnover.  Due to the anticipated change in the Master Fund (see Proposal 4), the Sub-Adviser intends to withdraw part or all of the Master Fund’s assets from portfolio funds in the Umbrella Trust and invest the Master Fund’s assets in different underlying funds that may be passive foreign investment companies (sometimes referred to as “PFICs”) as well as domestic partnership funds.  A high degree of portfolio turnover may result in tax realizations.  The Board also considered that the appointment of Mesirow would also likely lead to the withdrawal of part or all the Master Fund’s assets from portfolio funds that are part of the Umbrella Trust as Mesirow anticipates using a wider array of investment opportunities than solely those funds that are part of the Umbrella Trust.

Other Arrangements between Mesirow and ASGI

Mesirow currently serves in an advisory capacity to an unregistered fund-of-funds into which two private funds sponsored by ASGI and for which ASGI serves as managing member invest.

Required Vote and Managers’ Recommendation

Approval of the Sub-Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests of the Master Fund or (2) 67% or more of the outstanding interests in the Master Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Master Fund are represented at the meeting.  Members of each Fund will vote to approve the Sub-Advisory Agreement and each Fund will vote its interest in the Master Fund proportionately for and against approval of the Sub-Advisory Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SUB-ADVISORY AGREEMENT.

Additional Information

In the event Proposal 5 (the Plan of Reorganization) is not approved by Members of the Funds, but the Sub-Advisory Agreement is approved, Mesirow would serve as the investment sub-adviser of the Master Fund and each Feeder Fund would continue to operate in the current master-feeder structure.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED LLC AGREEMENT FOR THE MASTER FUND IN ORDER TO PERMIT THE MASTER FUND TO ELECT TO BE TREATED AS A REGULATED INVESTMENT COMPANY (“RIC”) FOR FEDERAL INCOME TAX PURPOSES, TO CREATE TWO CLASSES OF MASTER FUND SHARES AND TO MAKE CERTAIN CHANGES TO THE MASTER FUND’S REPURCHASE PROCEDURES

Background

Currently, the Master Fund and the Feeder Funds are all classified as partnerships for U.S. federal income tax purposes.  As a result of this classification, the Master Fund and the Feeder Funds are not subject to any federal income tax.  Instead, in the case of Wells Fargo Multi-Strategy 100 Fund I, LLC and Wells Fargo Multi-Strategy 100 Fund A, LLC (the “Domestic Feeder Funds”), each Domestic Feeder Fund is allocated a share of the Master Fund’s income, gains and losses and Members of the Domestic Feeder Funds are subject to tax on their distributive shares of the applicable Domestic Feeder Fund’s income and gain and, subject to certain limitations, are entitled to claim distributive shares of the applicable Domestic Feeder Fund’s losses.  Wells Fargo Multi-Strategy 100 TEI Fund I, LLC and Wells Fargo Multi-Strategy 100 TEI Fund A, LLC (the “TEI Feeder Funds”), which are intended for Members that are tax-exempt organizations, invest indirectly in the Master Fund through non-U.S. corporations (the “Offshore Blockers”) that prevent such tax-exempt Members from receiving an allocation of Master Fund income that might constitute unrelated business taxable income (“UBTI”) with respect to such Members.  Members of the TEI Feeder Funds are allocated their distributive shares of income deemed to be received by the TEI Feeder Funds from the Offshore Blockers, without being allocated any UBTI.

Because each Feeder Fund is treated as a partnership for federal income tax purposes, each Feeder Fund delivers to its Members information about their allocations of income, gain, loss, deduction and credits for tax purposes on IRS Schedule K-1 (not Form 1099). In light of the Master Fund’s investments in numerous investment funds that are themselves classified as partnerships for federal income tax purposes, the nature of the tax reporting on a Member’s own federal income tax return of its allocable share of a Feeder Fund’s income, gain, loss, deduction or credit is complicated and burdensome on Members.  Although each Feeder Fund furnishes to its Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law, this information is sometimes delayed because the Master Fund must receive equivalent information from the investment funds in which it invests in order to prepare its own tax return and generate K-1s to be delivered by the Feeder Funds.  This has the potential to result in the Members needing to obtain extensions of time to file their tax returns.

It is proposed that the Master Fund elect to be classified as a corporation and to be treated as a RIC for federal income tax purposes, which would result in a change in the tax treatment of the Master Fund and Members, as described below.  The Members will receive information about their income and gain with respect to the Master Fund on Form 1099, which will be sent to the Members by February 15th of each year.  The discussion of RIC tax treatment of the Master Fund and the resulting tax consequences to the Members assumes the approval of the Reorganization that would result in the liquidation of the Feeder Funds and the Members directly holding shares in the Master Fund (see Proposal 5).

The Reorganization would result in the liquidation of the Domestic Feeder Funds, the TEI Feeder Funds and the Offshore Blockers, resulting in the Members directly owning shares of the Master Fund.  In order to maintain the fee and expense arrangements currently provided by means of the “I” and “A” Feeder Funds, two classes of Master Fund Shares, Class I Shares and Class A Shares, will be enabled as part of the Amended and Restated Limited Liability Company Agreement for the Master Fund (the “Amended and Restated LLC Agreement”).  There are no anticipated consequences of eliminating the Offshore Blockers.  Their sole purpose is to ensure that tax-exempt investors will not experience any UBTI.  A RIC investment does not generate UBTI for a tax-exempt investor, and consequently no impact is anticipated from elimination of the Offshore Blockers.

Additionally, although unrelated to tax issues, the Board has approved amended Distribution and Repurchase Procedures for the Funds, to take effect April 1, 2012.  In order to maintain consistency with such changes, the Amended and Restated LLC Agreement also contains two corresponding changes to the Master Fund’s repurchase procedures, which are discussed in more detail below.  The amended Distribution and Repurchase Procedures are not subject to the Member vote.

RIC Tax Treatment

In order to qualify each year as a RIC under the Code and to avoid paying federal income and excise tax on its income, the Master Fund must satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Master Fund will not be subject to federal income tax on income paid to its Members in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Master Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Master Fund must also distribute to Members at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.  The Master Fund’s Board has approved an automatic dividend reinvestment plan (“DRP”) under which dividends distributed by the Master Fund will be reinvested in the Master Fund.  Members will have the ability to opt out of the DRP.

The Master Fund must also satisfy certain requirements with respect to the diversification of its assets. The Master Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Master Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Master Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Master Fund does not qualify as a RIC for any taxable year, the Master Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Member as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Members who are individuals and will be eligible for the dividends received deduction in the case of Members taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Master Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

At least annually, the Master Fund would distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Members of record as of the end of the Master Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Master Fund. Members of record for the retained capital gain will also be entitled to increase their tax basis in their shares by 65% of the allocated gain. Distributions of the Master Fund’s net capital gain (“capital gain distributions”), if any, would be taxable to Members as long-term capital gain, regardless of their holding period in the shares. Distributions of the Master Fund’s net realized short-term gains would be taxable as ordinary income.  As described above, distributions to a Member will be reinvested in the Master Fund under the DRP unless the Member opts out of the DRP.

If, for any calendar year, the Master Fund’s total distributions exceed the Master Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Member (up to the amount of the Member’s basis in his or her shares) and thereafter as gain from the sale of shares (assuming the shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Member’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her shares.

With respect to a tax-exempt organization investing in the Master Fund, if the Master Fund qualifies as a RIC, dividends and other distributions paid by the Master Fund will not constitute UBTI, provided such tax-exempt organization has not borrowed money in connection with its investment in the Master Fund.

The Master Fund may invest, among other things, in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Master Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Master Fund distributes the PFIC income as a taxable dividend to its Members. The balance of the PFIC income will be included in the Master Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Members.

If the Master Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Master Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Master Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Master Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Master Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Master Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Master Fund for prior taxable years under the election. The Master Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

The Master Fund may also invest in other investment funds treated as partnerships for U.S. federal income tax purposes.  In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test.  Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund.  Although some hedge fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be good income for RIC purposes.  Similarly, the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Master Fund’s asset diversification.  The Master Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Master Fund’s compliance with Subchapter M requirements.

Selling Members will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Member’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2011, 35%), or (ii) through 2012, 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Member’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The foregoing briefly summarizes some of the important federal income tax consequences to Members of the Master Fund if the Master Fund elects to be and qualifies as a RIC.  This summary reflects the federal tax law as of the date of this Proxy Statement, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors.  Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Repurchase Procedures

In addition to the tax-related changes discussed above, the proposed Amended and Restated LLC Agreement contains two changes to the Master Fund’s repurchase procedures.  Specifically, the repurchase procedures in the proposed Amended and Restated LLC Agreement require Members to tender their Shares to the Master Fund at least sixty-five (65) days prior to the valuation date for the applicable repurchase offer.  Additionally, payment for repurchased Shares will be made no earlier than thirty-five (35) days following the applicable valuation date.  The current LLC Agreement requires thirty (30) days notice of a Member’s tender, and states that payment will be made no later than thirty (30) days following the valuation date.  Other than these two time periods, no other changes are contemplated to the repurchase procedures under the proposed Amended and Restated LLC Agreement.  The changes to the repurchase procedures are aimed at providing ASGI and Mesirow more flexibility in determining which underlying investments to liquidate in order to fund any repurchases.  These changes reflect the Funds’ amended Distribution and Repurchase Procedures to take effect April 1, 2012, which have been approved by the Board and which are not themselves up for Member approval.

The Proposal

At the Meeting, Members will be asked to approve the Amended and Restated LLC Agreement to eliminate provisions relating to the Master Fund’s current classification as a partnership for income tax purposes and to add provisions consistent with the Master Fund’s election to be classified as a corporation, to qualify as a regulated investment company relying on Subchapter M of the Code and to create Class I Shares and Class A Shares of the Master Fund (Proposal 5).  A form of the Master Fund’s Amended and Restated LLC Agreement, marked to show the proposed amendments, is attached hereto as Exhibit G.

The key differences between the existing LLC Agreement of the Master Fund and the proposed Amended and Restated LLC Agreement are summarized in the chart below.

EXISTING LLC AGREEMENT	PROPOSED AMENDED AND RESTATED LLC AGREEMENT
The name of the Master Fund: Wells Fargo Multi-Strategy 100 Master Fund I, LLC	The new name of the Master Fund: ASGI Mesirow Insight Fund, LLC
The fiscal year and tax year of the Master Fund end on January 31 and December 31, respectively.	The fiscal and tax year both end on March 31.
Provisions related to maintaining the Master Fund’s classification as a partnership for federal income tax purposes.	Eliminated.
Members must tender Interests for repurchase 30 days prior to the applicable valuation date. Payment for repurchased Interests is made no earlier than 30 days following the applicable valuation date.	Notification must be made approximately 65 days prior to the applicable valuation date. Payment will be made no earlier than 35 days following valuation date.
Article V: Provisions relating to Capital Contributions; maintenance of Capital Accounts; Allocation of Profits and Losses; Tax Allocations; Distributions; and Withholding Taxes.	Eliminated and replaced with new Article V: Provisions related to the issuance of shares.
Article VII: Provisions related to distributions to Members and a dividend reinvestment plan added.
Article VIII: Provisions related to the Tax Matters Partner and certain partnership tax elections.	Eliminated.
Only one share class.	Creation of Class I Shares and Class A Shares (additional share classes possible in the future).

Multiple share classes will be used if Members approve the reorganization proposed in Proposal 5.

Required Vote and Managers’ Recommendation

Approval by Members of the Amended and Restated LLC Agreement for the Master Fund requires the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at the Meeting.  Members of each Fund will vote to approve the Amended and

Restated LLC Agreement for the Master Fund and each Feeder Fund will vote its interest in the Master Fund proportionately for and against approval of such amendments.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDED AND RESTATED LLC AGREEMENT FOR THE MASTER FUND.

Additional Information

The approval of Proposal 4 (Approval of Amended and Restated LLC Agreement for the Master Fund) and Proposal 5 (Plan of Reorganization) are each conditioned upon the approval of the other.  If either proposal is not approved, the other proposal shall be deemed not to be approved.  As described above, the Funds’ amended Distribution and Repurchase Procedures have been approved by the Board and are not themselves subject to a Member vote.

PROPOSAL 5

APPROVAL OF PLAN OF REORGANIZATION

Background

As discussed above in Proposal 4, it is being proposed that the tax status of the Master Fund be changed from a partnership to a RIC (i.e., a corporation) for federal income tax purposes.  In conjunction with the change in tax status, a Plan of Reorganization is proposed that would result in the current master-feeder structure being converted to a stand alone fund.  The Reorganization is proposed primarily because the master-feeder structure will no longer be necessary if the Master Fund becomes a RIC and can issue multiple classes of shares, and the elimination of the Feeder Funds will likely reduce operating expenses of investors since only one fund, rather than five, will be maintained.  (Additionally, costs are expected to be reduced to the extent that the Master Fund discontinues  investing in the Umbrella Trust).  Two significant reasons for establishing the master-feeder structure were to maintain the Funds’ election to be treated as partnerships for federal income tax purposes and to create different distribution channels and cost structures. With the change in tax status, the tax motivation for the master-feeder structure is no longer a consideration.  Second, in reliance on an exemptive order expected to be granted to the Master Fund by the SEC in October 2011, the Master Fund will be able to establish and issue multiple classes of shares with different cost structures.  In the absence of such an order, the only way to create separate investor distribution and cost structures was through the use of a master-feeder structure.  In light of the change in the Master Fund’s tax election and the ability to create multiple classes of shares at the Master Fund level, the Board has determined that the Feeder Funds will no longer serve any purpose, and the Reorganization would eliminate the Feeder Funds and the expenses required for their continued operations.  In addition, the Reorganization will not result in any change in the fee structures for any Members, with the sole exception being that an investment in Class I Shares (the Share Class into which Interests of the 100 I Feeder Funds will be converted) will no longer be subject to a placement fee.  Although the fee amounts charged to Members of the 100 A Feeder Funds are not changing, Class A Shares of the Master Fund will be subject to a 0.75% 12b-1 fee in place of the 0.75% Investor Servicing Fee currently charged to such Members.  A copy of the Plan of Reorganization is attached hereto as Exhibit H.

Details of the Reorganization

Currently, the Funds are part of a master-feeder structure consisting of five different funds, including the four Feeder Funds and the Master Fund.  All of the Funds have identical objectives and policies.  The Reorganization would consolidate the master-feeder structure into a single fund with two share classes and is expected to result in lower operating expenses that should benefit all Members of the Funds.

In order to effectuate the Reorganization, each of the Feeder Funds would be liquidated and terminated (the Offshore Blockers for the tax-exempt Feeder Funds: Wells Fargo Multi-Strategy 100 TEI Fund I, LLC and Wells Fargo Multi-Strategy 100 TEI Fund A, LLC will also be liquidated and terminated).  As a result, Master Fund shares would be distributed to Members of the Feeder Funds in liquidation.  Members of the Feeder Funds will become Members directly of the Master Fund.  The Master Fund will have two classes of shares—Class I Shares and Class A Shares.  Members of the 100 I Feeder Funds will receive Class I Shares in the Master Fund, and Members of the 100 A Feeder Funds will receive Class A Shares of the Master Fund.  The cost structure of Class I Shares will be the same as that currently in place for the 100 I Feeder Funds (except that an investment in Class I Shares will no longer be subject to a placement fee) and the cost structure of Class A Shares will be the same as that currently in place for the 100 A Feeder Funds.  Each Member therefore will receive Master Fund shares having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their Interests in the appropriate Feeder Fund.  Consummation of the Reorganization is subject to the approval of the Members of each of the Funds.  The Board of Managers of each of the Funds has approved the Plan of Reorganization and believes that the approval of the Plan of Reorganization would be in the best interests of the Members.  You will not incur any sales loads or other transaction charges as a result of the Reorganization.

Below is a schematic illustrating the current structure of the Funds and that which would result following the Reorganization.

Current Structure

Proposed New Structure

           Fee Structure Consequences of the Reorganization

Members of the 100 I Feeder Funds

Members of the 100 I Feeder Funds will receive Class I Shares of the Master Fund following the Reorganization.  The following table compares fees and expenses paid by Members of the 100 I Feeder Funds and illustrates how those same fees and expenses would be applied to holders of Class I Shares in the Master Fund.
Member Transaction Expenses	MS100 Fund I	MS100 TEI Fund I	Class I Shares in Master Fund
Maximum Sales Charge (Placement Fee)	Up to 2%	Up to 2%	0%
Annual Expenses(1)
Advisory Fee	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0%	0%	0%
Investor Servicing Fee	0%	0%	0%
Other Expenses	0.43%	0.73%	0.46%
Acquired Fund Fees and Expenses	5.80%	5.80%	5.69%
Total Annual Expenses	7.48%	7.78%	7.40%
Expense Reimbursement	0%	0%	0%
Total Annual Expenses After Expense Reimbursement	7.48%	7.78%	7.40%

(1) As of 7/31/2011, except incentive allocation portion of Acquired Fund Fees and Expenses, which is as of 12/31/10.  The analysis above illustrates the effect of projected Other Expenses and projected contractual fee rates applicable to private fund platforms, including the Umbrella Trust.  The calculation of Annual Expenses for Class I Shares in the Master Fund assumes that Acquired Fund Fees and Expenses remain unchanged following the approval of this Proposal 5, other than an anticipated decrease in private fund platform expense.  As illustrated above, operating expenses are expected to be reduced due to the Reorganization.  Actual Annual Expenses can be expected to vary from those shown in the chart above and may be higher than those shown.

Example

The Example assumes (i) a $1,000 investment in the Master Fund for the time periods indicated, (ii) a 5% return each year and (iii) assumes the Master Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions, a Member would pay the following expenses if the Member subsequently tendered for repurchase its Class I Shares in full at the end of those periods:

Cumulative Expenses Paid for the Period of:

A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	1 Year	3 Years	5 Years	10 Years
Class I Shares	$78	$245	$429	$978

The purpose of the Example is to assist a Member of a 100 I Feeder Fund in understanding the various costs and expenses that such Member will bear directly or indirectly following the Reorganization. The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Master Fund.  The Example is based on the Master Fund’s total annual expenses.

Members of the 100 A Feeder Funds

Members of the 100 A Feeder Funds will receive Class A Shares of the Master Fund following the Reorganization.  The following table compares fees and expenses paid by Members of the 100 A Feeder Funds and illustrates how those same fees and expenses would be applied to holders of Class A Shares in the Master Fund.  Please note that Members will not be charged a Placement Fee in connection with the Reorganization.

Member Transaction Expenses	MS100 Fund A	MS100 TEI Fund A	Class A Shares in Master Fund
Maximum Sales Charge (Placement Fee)(1)	2%	2%	2%
Annual Expenses(2)
Advisory Fee	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0%	0%	0.75%
Investor Servicing Fee	0.75%	0.75%	0%
Other Expenses	2.80%	2.33%	0.46%
Acquired Fund Fees and Expenses	5.80%	5.80%	5.69%
Total Annual Expenses	10.60%	10.13%	8.15%
Expense Reimbursement(3)	-1.67%	-1.21%	0%
Total Annual Expenses After Expense Reimbursement	8.93%	8.92%	8.15%

(1)  Investments in Class A Shares of less than $500,000 are subject to a placement fee of 2.00%; investments in Class A Shares of $500,000 or more and less than $1,000,000 are subject to a placement fee of 1.00% and investments in Class A Shares of $1,000,000 or more are subject to a placement fee of 0.50%. No placement fees are being charged to Members in connection with the Reorganization.

2) As of 7/31/2011, except incentive allocation portion of Acquired Fund Fees and Expenses, which is as of 12/31/10.  The analysis above illustrates the effect of projected Other Expenses and projected contractual fee rates applicable to private fund platforms, including the Umbrella Trust.  The calculation of Annual Expenses for Class A Shares in the Master Fund assumes that Acquired Fund Fees and Expenses remain unchanged following the approval of this Proposal 5, other than an anticipated decrease in private fund platform expense.  As illustrated above, operating expenses are expected to be reduced due to the Reorganization.  Actual Annual Expenses can be expected to vary from those shown in the chart above and may be higher than those shown.

(3)  Under the Expense Limitation Agreement, from April 1, 2012 through April 1, 2013, ASGI has contractually agreed to  waive its fees and/or reimburse the Master Fund for its expenses to the extent necessary to limit the total annualized expenses of Class A Shares of the Master Fund (excluding the Master Fund’s share of the direct and indirect fees and expenses of the underlying collective investment vehicles in which the Master Fund invests, borrowing and other investment-related costs and fees, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business allocated to Class A Shares of the Master Fund) to 2.65% annually of the average net assets of outstanding Class A Shares of the Master Fund.  Actual expenses could be higher in the absence of ASGI’s contractual limitation.  ASGI is permitted to recover the expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses fall below the annual rate set forth in the Expense Limitation Agreement.  There is no obligation to pay any such amount more than three years after the end of the fiscal year in which ASGI deferred a fee or reimbursed an expense.  Any such recovery by ASGI will not cause the Class A Shares to exceed the annual limitation rate set forth above in the period in which ASGI is reimbursed.

Example

The Example assumes (i) a $1,000 investment in the Master Fund for the time periods indicated, (ii) a 5% return each year and (iii) assumes the Master Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions, a Member would pay the following expenses if the Member subsequently tendered for repurchase its Class A Shares in full at the end of those periods:

Cumulative Expenses Paid for the Period of:

A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	1 Year	3 Years	5 Years	10 Years
Class A Shares	$106	$290	$493	$1,097

The purpose of the Example is to assist a Member of a 100 A Feeder Fund in understanding the various costs and expenses that such Member will bear directly or indirectly following the Reorganization. The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Master Fund.  The Example is based on the Master Fund’s total annual expenses.

Tax Consequences of the Reorganization

Domestic Feeder Funds

For Members in the Domestic Feeder Funds, the Master Fund’s election to be classified as a corporation and a RIC will generally be treated as a tax-free contribution of the Master Fund’s assets to a corporation under Code section 351.  As a result, no gain or loss will be recognized by the Master Fund or by Members, with the exception of Members that are C corporations for federal income tax purposes as discussed in more detail below.  Further, the tax basis of the assets of the Master Fund after the election to be classified as a corporation will generally be the same as the tax basis of those assets in the hands of the Master Fund immediately before the election, and the Master Fund’s holding period for such assets will not be affected.  In addition to these Members’ generally not recognizing gain or loss in connection with the Reorganization, a Member’s aggregate tax basis in the Master Fund shares it receives will be the same as its aggregate tax basis in the Fund Interest it held prior to the Reorganization; and the Member’s tax holding period for such Master Fund shares will include the Member’s holding period for the Fund Interest it held prior to the Reorganization.

The distribution by the Domestic Feeder Funds to their Members of Master Fund shares in complete liquidation of the Domestic Feeder Funds will be not be taxable to either of those Funds or their Members.

C Corporation Members in the Domestic Feeder Funds

In order to prevent a C corporation from being able to avoid recognizing gain on appreciated assets by contributing those assets to a RIC, the Code’s provisions that generally treat such contributions as tax-free are modified to provide that either (i) the C corporation elect to recognize any net built-in gain upon the contribution of assets to a RIC (the “deemed sale election”) or (ii) the RIC must pay tax (contrary to typical RIC tax treatment) on such built-in gain when it later sells the contributed assets.  When the Master Fund elects to be treated as a corporation and elects RIC tax treatment, it will be treated as making a contribution of assets to a RIC on behalf of all of its Members.  If any of the Members of the Domestic Feeder Funds are C corporations, the rules applicable to C corporations will apply to the portion of the Master Fund’s assets attributable to such C corporation Members.

If the Master Fund’s assets have net built-in gain at the time it elects to be treated as a corporation, the Master Fund will make a “deemed sale election” with respect to the portion of such assets attributable to any C corporations that are Members in the Domestic Feeder Funds.  As a result of such an election, such C corporation Members will recognize gain at the time of the election.  The Master Fund’s tax basis in such assets will be increased to reflect the amount of the gain so recognized.  Also, the C corporations’ tax basis in the Master Fund shares they receive will be increased to reflect the gain they recognize.

WFAAM has been informed, and believes, that no such C corporation members exist presently.

TEI Feeder Funds

The liquidations of the Offshore Blockers, which are non-U.S. corporations, and the distribution of their Master Fund shares to the TEI Feeder Funds, will be taxable transactions.  The tax treatment of such liquidations will pass through the TEI Feeder Funds to their respective Members.  A tax-exempt organization investing in a TEI Feeder Fund should not incur any tax liability with respect to the liquidation of the Offshore Blockers, however, unless such Member borrowed money in connection with its investment.

Thereafter, the distribution by the TEI Feeder Funds to their Members of Master Fund shares in complete liquidation of the TEI Feeder Funds will not be taxable to either those Funds or their Members.

K-1 for Short Tax Year

The partnership tax year of the Master Fund will end on the effective date of its election to be classified as a corporation for federal income tax purposes.  The Master Fund will be required to file a partnership return for the short tax year ending on such date and to provide its Members (the Feeder Funds) with Schedule K-1 reporting their allocable shares of tax items for that period.  The partnership tax years of the Feeder Funds will end as of the respective dates of their liquidations, and those Funds will also provide their Members with Schedule K-1 reporting the Members’ allocable shares of such tax items.  Members will be required to report on their own tax returns the items contained on their Schedule K-1 for the short tax year.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Required Vote and Managers’ Recommendation

Approval by Members of the Plan of Reorganization requires the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those members who are present in person or by proxy at the Meeting.  Members of each Feeder Fund will vote to approve the Plan of Reorganization with respect to each respective Feeder Fund and each Feeder Fund will vote its interest in the Master Fund proportionately for and against approval of the Plan of Reorganization.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN OF REORGANIZATION.

Additional Information

The approval of Proposal 4 (Approval of Amended and Restated LLC Agreement for the Master Fund) and Proposal 5 (Plan of Reorganization) are each conditioned upon the approval of the other.  If either proposal is not approved, the other proposal shall be deemed not to be approved. As described above, the Funds’ amended Distribution and Repurchase Procedures have been approved by the Board and are not themselves subject to a Member vote.  The Reorganization is contingent on approval from each Feeder Fund, although the Board of a Feeder Fund that does not vote in favor of the Reorganization may determine to liquidate such a Feeder Fund, in which case the Reorganization will take place with respect to the remaining Feeder Funds.

PROPOSAL 6

APPROVAL OF TWO
FUNDAMENTAL INVESTMENT POLICIES

Introduction

The Master Fund has adopted investment policies.  Investment policies that can only be changed by a vote of Members are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental.  The Board may elect to designate other policies as fundamental.  By virtue of investing substantially all of their assets in the Master Fund, each Feeder Fund has the same investment objective, strategies and fundamental investment policies as the Master Fund.

Members are being asked to approve two fundamental investment policies.  WFAAM has reviewed each of the current investment policies and has recommended to the Board that they be approved.  The Board concluded that the fundamental investment policies (as set forth below) are appropriate and will benefit the Master Fund and Members and approved the proposed policies. The Board unanimously recommends that Members approve the proposed fundamental investment policies. The primary purpose of the proposed amendments is to bring the Master Fund’s fundamental investment policies in line with the anticipated management of the Master Fund by ASGI and Mesirow and the new investment objective and strategies for the Master Fund that have been adopted by the Board (as described below), the effectiveness of which is subject to the approval of the Proposed Advisory Agreement and Sub-Advisory Agreement. Each proposed policy is set forth in a separate proposal below (Proposals 6(a) and 6(b)).

The Master Fund’s investment objective and strategies will likely change.  As referenced above, in connection with the Proposed Advisory Agreement and Sub-Advisory Agreement, and subject to their approval by Members, the Board has approved a change in the Master Fund’s investment objective and investment strategies to more accurately reflect the anticipated management of the Master Fund’s portfolio by Mesirow.  Specifically, the new investment objective of the Master Fund will be to provide Members with attractive risk-adjusted returns with moderate volatility and moderate correlation to the broad equity and debt markets.  The Master Fund will seek to achieve its objective of returns that are attractive on a relative basis compared to other investment options through investing in funds (collectively, “Portfolio Funds”) representing a wide range of strategies under the management of third-party alternative asset managers (collectively, “Portfolio Managers”) which utilize a broad array of investment techniques.  Mesirow will select such Portfolio Funds in consultation with ASGI.  The Portfolio Funds may provide exposure to equity and debt markets, among other exposures.  Mesirow provides ASGI with Mesirow’s recommended Portfolio Funds and allocations to such Portfolio Funds.  As is currently the case with the private funds that are sub-trusts of the Umbrella Trust, it is expected that the Portfolio Funds will not be registered under the 1940 Act.  ASGI and Mesirow anticipate that the Master Fund will have exposure principally to the strategies listed below although the Master Fund may be exposed to other strategies not listed.  There is some overlap among the strategies and there are no material limitations on the instruments, markets, or countries in which the Master Fund may invest (subject to the Master Fund’s fundamental investment policies).

●	Relative Value Strategies

●	Event Strategies

●	Hedged Equity Strategies

●	Credit Strategies

●	Short-Selling Strategies

●	Macro and Commodity Strategies

●	Multi-Strategy

The fundamental investment policies proposed below are proposed only for the Master Fund, since the Master Fund will be the only surviving fund as a result of the proposed Reorganization.

Required Vote and Managers’ Recommendation

Approval of each of the fundamental investment policies by Members requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests of the Master Fund or (2) 67% or more of the outstanding interests in the Master Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Master Fund are represented at the meeting.  Members of each Fund will vote to approve the fundamental investment policies and each Fund will vote its interest in the Master Fund proportionately for and against approval of the proposed policies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FUNDAMENTAL INVESTMENT POLICIES.

Additional Information

The Board’s approval of the investment objectives and strategies described above is conditioned upon approval of the Sub-Advisory Agreement and the Proposed Advisory Agreement.  The investment objectives and strategies have been approved by the Board in anticipation of Mesirow’s appointment as the Master Fund’s sub-adviser.

PROPOSAL 6(a)

FUNDAMENTAL POLICY RELATING TO CONCENTRATION

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.  Although the Master Fund does not do so, the Master Fund (and thus, the Feeder Funds) is currently permitted to concentrate investments at times in funds that may invest in a certain industry (for example, long/short health care, long/short financial services, etc.).  Concentration can create the risk that the Master Fund (and thus, the Funds) could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

The proposed policy regarding concentration will provide as follows:

The Master Fund may not, except with respect to investments in private investment funds and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, invest 25% or more of its total assets in any single industry and, with respect to investments in private investment funds, invest in the aggregate 25% or more of its total assets in such funds that have disclosed investment programs that focus on investing in any single industry.

The proposed policy permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations.  As noted, the 1940 Act does not define what constitutes “concentration” in an industry, but the SEC staff has taken the position that investment of 25% or more of the Master Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Master Fund’s proposed fundamental policy is consistent with this interpretation.

The proposed policy would conform to that of other registered funds advised by ASGI.

PROPOSAL 6(b)

AMENDED FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN COMMODITIES AND COMMODITIES CONTRACTS

As described above, the SEC requires the Master Fund to have a stated fundamental policy regarding investment in commodities.

The current policy relating to the Master Fund’s investment in commodities provides as follows:

The Master Fund may not invest directly in commodities or commodity contracts.  This does not prevent the Master Fund from purchasing and selling foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and a Fund or the Master Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

The proposed policy relating to the Master Fund’s investment in commodities provides as follows:

The Master Fund may not invest directly in commodities or commodity contracts.  This does not prevent the Master Fund from purchasing and selling foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and the Master Fund may invest in Portfolio Funds that invest in commodities and/or commodity contracts.

The amended policy on investments in commodities is substantially similar to the existing policy.  Only the italicized portions above are different and the change is proposed only to clarify that any commodities exposure of the Master Fund will be through an investment in Portfolio Funds that invest in commodities or commodity contracts.

II.           VOTING INFORMATION

Revocation of Proxies and Abstentions

A Member giving a proxy may suspend or revoke the proxy, as the case may be, by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member is present at the meeting and decides to vote in person.

If a proxy (i) is properly executed and returned marked with an abstention (with respect to Proposals 2, 3, 4, 5 and/or 6) or accompanied by instructions to withhold authority to vote (with respect to Proposal 1), or (ii) represents a nominee “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a vote “Against” approval of Proposals 2, 3 and 6, but will have no effect on the outcome of voting on Proposals 1, 4 and 5.

Quorum Requirements

A quorum of Members is necessary to properly convene the Meeting. The presence in person or by proxy of Members of a Fund holding forty percent (40%) or more of the aggregate net asset value of all Fund Interests as of the record date shall constitute a quorum for that particular Fund.

Adjournments

If a quorum is not present at the Meeting, the Meeting may be adjourned by the Board or by action of the Members holding a majority, by aggregate net asset value, of the Interests present in person or by proxy without additional notice to the Members.

III.           OTHER MATTERS AND ADDITIONAL INFORMATION

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at the Meeting.

Future Member Proposals

Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Master Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Master Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided.  Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Master Fund at c/o Wells Fargo, Alternative Strategies Administration, 200 Berkeley Street, 18th Floor, MAC J9201-189, Boston, MA 02116.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the attention of Doretta Dunegan, the Secretary of the Master Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the Proposals.

Results of Voting

Members will be informed of the results of voting at the Meeting in the Master Fund's next semi-annual report, which will be sent to Members on or before March 31, 2011.

Expenses

All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures, are being paid by the Master Fund.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED
PROXY CARD.

By Order of the Board of Managers /s/ Adam Taback Name: Adam Taback Title: President Dated: October 13, 2011

To Vote by Telephone

	1)	Read the Proxy Statement and have the Proxy Card at hand.
	2)	Call toll-free 1-888-221-0697.
	3)	Follow the recorded instructions.

To Vote by Internet

	1)	Read the Proxy Statement and have the Proxy Card at hand.
PROXY TABULATOR	2)	Go to www.proxyweb.com.
P.O. BOX 9112	3)	Follow the on-line instructions.
FARMINGDALE, NY 11735
To Vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate box(es) on reverse side.
	3)	Sign, date and return the Proxy Card in the enclosed envelope provided.
If you vote by Internet or Telephone, please do not mail your Proxy Card.

WELLS FARGO MULTI-STRATEGY 100 FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND I, LLC
WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC
WELLS FARGO MULTI-STRATEGY 100 MASTER FUND I, LLC

PROXY FOR THE SPECIAL MEETING OF MEMBERS ON NOVEMBER 17, 2011

The undersigned appoints as proxies Adam Taback, Britta Patterson and Michael Roman, and each of them (with power of substitution), to vote all the undersigned’s interests in Wells Fargo Multi-Strategy 100 Fund I, LLC, Wells Fargo Multi-Strategy 100 TEI Fund I, LLC, Wells Fargo Multi-Strategy 100 Fund A, LLC, Wells Fargo Multi-Strategy 100 TEI Fund A,  LLC and Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund” and collectively, the “Funds”), at the Special Meeting of Members to be held on November 17, 2011, at 9:30 a.m. Eastern Time at the offices of Alternative Strategies Group, Inc., 401 South Tryon Street, 5th Floor, Dollar Room, Charlotte, NC 28202 and any adjournments or postponements thereof (“Special Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Members and Proxy Statement (including all exhibits thereto) is acknowledged by your execution of this proxy.

This proxy is being solicited on behalf of the Fund’s Board of Managers. The limited liability company interests represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals specified on the reverse side.
PLEASE SIGN, DATE AND RETURN YOUR CARD TODAY. Dated: __________________, 2011

Signature(s) of Member(s)	(Please Sign in Box)
Please sign name or names as appearing on proxy card and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

Your vote is important no matter how many interests you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyweb.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

1.	Elect seven nominees proposed to serve as Managers on the Funds’ Board of Managers;	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01)	James Dean	04)	James Hille	06)	Dennis Schmal
02)	James Dunn	05)	Jonathan Hook	07)	Adam Taback
03)	Stephen Golding

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

						FOR	AGAINST	ABSTAIN

2.	To approve an investment advisory agreement pursuant to which Alternative Strategies Group, Inc. would replace Wells Fargo Alternative Asset Management, LLC as investment adviser to the Master Fund;	0	0	0

3.	To approve an investment sub-advisory agreement pursuant to which Mesirow Advanced Strategies, Inc. would be appointed as sub-adviser to the Master Fund;	0	0	0

4.	To approve an Amended and Restated Limited Liability Company Agreement for the Master Fund that would result in a change in the tax status of the Master Fund from a partnership to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended in order to provide 1099 tax reporting, the creation of two classes of Master Fund shares, and certain changes to the Master Fund’s repurchase procedures;	0	0	0

5.	To reorganize the Funds’ master-feeder investment structure into a single fund with a multi-class share investment structure;	0	0	0

6.	To approve two fundamental investment policies for the Master Fund; and	0	0	0

7.	To transact such other business as may properly come before the Meeting.	0	0	0

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.